28th July 2005

Techno (HK) Limited
Suite 202 Van Nuys
6060 Sepulveda Blvd
CA 91411
USA

SUBJECT TO CONTRACT
AND AVAILABILITY

Attn : Mr. Lap Chow

Dear Sirs,

RE : OFFER TO RENT OF HONG KONG SCIENCE PARK

In response to your request, we have outlined below the initial terms regarding the captioned subject for our discussion.

1. **Property**

   Unit 506 on the 5th Floor of Innovation Centre (Building 5), Hong Kong Science Park comprising approximately 864 sq. ft. lettable.

2. **Use**

   For the purposes as described in the Application for Admission, which will be attached in the Lease.

3. **Term**

Three (3) years.

4. **Rent**

HK$9.40 per sq. ft. lettable per calendar month.

5. **Rent-Free Period**

A total of 2 months from lease commencement.

6. **Service Charges**

For the Tenant's account. Estimated at HK$5 per sq. ft. lettable for the first year of the lease and subject to review afterwards provided that the Landlord shall give the Tenant one calendar month's notice in writing of such increase.

7. **Government Rent and Rates**

For the Tenant's account.

8. **Deposit**

Equal to three (3) months' Rent, Service Charges, Government Rent and Rates payable to the Landlord upon the Tenant signing an "Agreement for Lease".

9. **Advance Payment**

One (1) month's Rent, Service Charges and Government Rent and Rates to be payable to the Landlord by crossed-cheque when the Tenant signs the Agreement for Lease.

Lease

The Tenant shall execute the Lease within 7 days of delivery of the relevant engrossments to the Tenant or its solicitors.

香港科技園公司 Hong Kong Science and Technology Parks Corporation

總辦事處 Head Office
香港新界沙田香港科學園科技大道西2號生物資訊中心8樓
8/F, Bio-Informatics Centre
No.2 Science Park West Avenue, Hong Kong Science Park
Shatin, New Territories, Hong Kong
Tel: (852) 2629 1818 Fax: (852) 2629 1833
www.hkstp.org

科技中心辦事處 Tech Centre Office
香港九龍塘達之路72號科技中心1樓
1/F., Tech Centre, 72 Tat Chee Avenue,
Kowloon Tong, Hong Kong
Tel: (852) 2788 4433 Fax: (852) 2788 4261
www.hkstp.org

10. Handover Condition

The Property is to be handed over on an "as-is" basis with the items referred to in Appendix 2.

11. Car Parking Space

Nil

12. Time of Essence

The HKSTP is prepared to consider these terms if put forward by the Tenant on or before 5:00 p.m., 4th August 2005; after which the terms contained herewith will lapse automatically.

13. Subject to Contract

This letter sets out the terms agreed in principle between the parties. The Landlord and Tenant shall continue to negotiate in good faith and complete the formal Lease incorporating such terms but until such documentation is executed and delivered, the proposed transaction remains subject to contract and the provisions of this letter have no binding legal effect.

14. Confidentiality

Both parties agree to keep the terms of this letter confidential save that the Landlord shall be entitled to disclose this letter to the Government and governmental committees and bodies.

I believe the above is in order. If you agree to proceed, please signify your acceptance below so that we could proceed the formal document. Please be reminded that this letter does not serve the purpose of granting admission. It is also not intended to create any obligation. HKSTP shall not acknowledge any such obligation until the legal documents necessary to effect this transaction have been executed on behalf of yourself and the HKSTP. Should you have any queries, please do not hesitate to contact me at 2629 6868 or Mr. Dickson Leung at 2629 6823.

總辦事處 Head Office
香港新界沙田香港科學園科技大道西2號生物資訊中心8樓
8/F, Bio-Informatics Centre
No.2 Science Park West Avenue, Hong Kong Science Park
Shatin, New Territories, Hong Kong
Tel: (852) 2629 1818 Fax: (852) 2629 1833
www.hkstp.org

科技中心辦事處 Tech Centre Office
香港九龍塘達之路72號科技中心1樓
1/F., Tech Centre, 72 Tat Chee Avenue,
Kowloon Tong, Hong Kong
Tel: (852) 2788 4433 Fax: (852) 2788 4261
www.hkstp.org

Offered by	Confirmed & accepted by (Signature with Company chop)
	Antonio Turgeon
Mr. Ricky Ma Senior Manager Marketing and Admission Division	Name: ANTONIO TURGEON Position: CEO
Date:	Date: Aug 1, 2005
THE LANDLORD Hong Kong Science & Technology Parks Corp.	THE TENANT Techno (HK) Limited

香港科技園公司 Hong Kong Science and Technology Parks Corporation

總辦事處 Head Office
香港新界沙田香港科學園科技大道西2號生物資訊中心8樓
8/F, Bio-Informatics Centre
No.2 Science Park West Avenue, Hong Kong Science Park
Shatin, New Territories, Hong Kong
Tel: (852) 2629 1818 Fax: (852) 2629 1833
www.hkstp.org

科技中心辦事處 Tech Centre Office
香港九龍塘達之路72號科技中心1樓
1/F., Tech Centre, 72 Tat Chee Avenue,
Kowloon Tong, Hong Kong
Tel: (852) 2788 4433 Fax: (852) 2788 4261
www.hkstp.org

APPENDIX 1

LANDLORD'S PROVISIONS

Slab to Slab (m) Typical Floor	4.1
Finish Floor to Ceiling Height (m)	2.5 minimum
Loading of Floor Slab at Rentable Office Space	7.5 kPa
Lifts	Passenger lift: 1000 Kg/13 persons. Door Opening 1100 x 2100 mm (W x H). Goods Lift: 1800 Kg. Door Opening 1550 x 2300 mm (W x H) with basement landing
Building Core Composition	• Lifts & Lift Lobbies • Staircase • Refuse chutes • Toilets/Pantry • Plantrooms • IT riser duct • Tenant vent
Suspended Ceiling	Proprietary ceiling system
Raised Floor of 200mm height [slab surface to finish floor surface]	Provided for all rentable office spaces
Loading of Raised Floor	5 kPa
Electricity Supply	120VA per m^2 of rentable space. Separate metering allowed for 12 tenants on each floor.
Small Power Distribution	Ring main three compartment trunking (75 x 150) mm inside raised floor.

香港科技園公司 Hong Kong Science and Technology Parks Corporation

總辦事處 Head Office
香港新界沙田香港科學園科技大道西2號生物資訊中心8樓
8/F, Bio-Informatics Centre
No.2 Science Park West Avenue, Hong Kong Science Park
Shatin, New Territories, Hong Kong
Tel: (852) 2629 1818 Fax: (852) 2629 1833
www.hkstp.org

科技中心辦事處 Tech Centre Office
香港九龍達之路72號科技中心1樓
1/F., Tech Centre, 72 Tat Chee Avenue,
Kowloon Tong, Hong Kong
Tel: (852) 2788 4433 Fax: (852) 2788 4261
www.hkstp.org

Standby Power	50 kVA for six hours per each rentable floor via landlord's generator.
Lighting	a) Tenant areas Low-glare fluorescent units with occupancy sensors cabled and zoned. b) All areas Emergency lighting fully completed.
Air-Conditioning	a) Main plant Water cooled chillers and AHU for VAV system provided. b) Tenant areas A/C ducting & diffusers fitted to final position completed with VAV boxes & control zoned with thermostats.
Fire Fighting	Sprinklers, fire hydrant, hosereel, fire alarm and portable appliances etc. to FSD requirements.
Security	Multi-camera surveillance in common area. Connection point to Landlord's security network provided at each floor.
Public Address System	Lift lobby, corridor and exit staircase.
TV/Radio and SMATV Broadcast Reception	Up to splitter unit at each floor.
Telecommunications	Fibre optic building feed.

總辦事處 Head Office
香港新界沙田香港科學園科技大道西 2 號生物資訊中心 8 樓
8/F, Bio-Informatics Centre
No.2 Science Park West Avenue, Hong Kong Science Park
Shatin, New Territories, Hong Kong
Tel: (852) 2629 1818 Fax: (852) 2629 1833
www.hkstp.org

科技中心辦事處 Tech Centre Office
香港九龍塘達之路 72 號科技中心 1 樓
1/F., Tech Centre, 72 Tat Chee Avenue,
Kowloon Tong, Hong Kong
Tel: (852) 2788 4433 Fax: (852) 2788 4261
www.hkstp.org